PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

(the “Master Fund”)

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

(the “Fund,” and together with the Master Fund, the “Funds”)

Supplement dated November 3, 2015 (“Supplement”)

to the Prospectuses and the Statements of Additional Information, each dated July 29, 2015

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and Statements of Additional Information.

On November 2, 2015, the Funds’ Boards of Trustees (together, the “Board”), upon the recommendation of the Funds’ investment manager, New York Life Investment Management LLC (“NYLIM”), and upon careful consideration, approved a proposal to liquidate the Funds pursuant to the terms of their respective plans of liquidation (the “Liquidation”). In connection with the proposed Liquidation and in accordance with the repurchase provisions of the Funds’ Declarations of Trust, the Board also approved a proposal to have the Funds repurchase all of the outstanding Shares of each Shareholder, subject to the following terms.

The Funds will be closed to any subscriptions as of December 1, 2015 and will not make any further tender offers to repurchase Shares. Shareholders will not be required to submit any written tender documentation or pay any Repurchase Fee in connection with the automatic repurchase. Shareholders will, however, receive a Repurchase Instrument.

Shareholders will receive payment in the amount equal to the net asset value (“NAV”) per share of each respective Fund as of March 31, 2016 (the “Valuation Date”). Payment is expected to be made in cash on or about 45 Business Days after the Valuation Date. The Funds have determined not to hold back any amount payable to repurchase the Shares. At this same time, the Funds will pay-out any net realized capital gains and income realized from the Funds’ tax year-end through the Valuation Date as well as any amounts due to Shareholders as Post-Audit Payments from previous tender offers.

Following the closure of the Funds to subscriptions, NYLIM will engage in business and activities for the purposes of winding down the Funds’ business affairs and transitioning their portfolios to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of its assets. As a result of the Liquidation, NYLIM has agreed to waive management fees for the Funds starting December 1, 2015. In preparing for the Liquidation and the process of transitioning the portfolios, the Funds will no longer be pursuing their investment objectives or be managed consistent with its investment strategies as stated in the Prospectuses. This is likely to impact performance.

These dates may be changed without notice at the discretion of the Board or the Funds’ officers.

Upon the repurchase of all of the outstanding Shares of any third-party investors, the Funds intend promptly to deregister under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, after that time, the Funds will not be subject to the restrictions and requirements of the 1940 Act and the rules thereunder. Since the Master Fund may not be able immediately to liquidate all of its assets because certain of the investments of the Master Fund are subject to liquidity restrictions, it is anticipated that the Master Fund will operate as a private investment fund during the remainder of the liquidation and dissolution process. NYLIM and its affiliates are expected to be the only investors of the private investment fund.

You may be subject to federal, state, local or foreign taxes on the repurchase of Shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.